SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: May 3, 2000


                            MARATHON MARKETING CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)



  Colorado                        000-28465                 84-1283938
--------------                   -----------                ---------------
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)



                   1529 Spruce Street, #10, Boulder, CO 80302
                 ---------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 303-440-5356

Item 1.  Changes in Control of Registrant

     On April 12, 2000, Berkshire Capital Partners, Inc. entered into a Share Purchase Agreement with the control shareholders of Marathon Marketing Corp. in which Berkshire Capital Partners, Inc. is to acquire for all 672,000 shares outstanding of the Registrant from the certain shareholders for purpose of accomplishing a Merger of Interspace Enterprises, Inc. and Marathon Marketing Corp.

Item 2.  Acquisition or Disposition of Assets

                  None.

Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Accountants

                  None.

Item 5.  Other Events

                  None.

Item 6.  Resignation & Appointment of Directors

                  Three new directors will form the Board after the merger of the companies and the old directors have resigned. The business experience of the Directors will be disclosed in a subsequent 8-K filing.

Item 7.  Financial Statements Pro Forma Financial & Exhibits

Exhibits:

         10.1     Share Purchase Agreement

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 10, 2000                      Marathon Marketing Corp.

                                             /s/ Scott Deitler
                                         By: ---------------------------
                                             Scott, Deitler, President